Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

FAIR	Newday Diversity, Equity & Inclusion ETF

Supplement dated December 19, 2024

to the Prospectus and Statement of Additional Information,

each dated September 28, 2024

The Board of Trustees of Tidal ETF Trust has determined to terminate the Newday Diversity, Equity & Inclusion ETF (the “Fund”) effective as of December 31, 2024. Because the Fund never commenced operations and was not made available for purchase, the Fund had no assets. As a result, there will be no liquidation or distribution of Fund assets.

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For more information, please contact the Fund at (833) 486-7347.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.